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                                                                    Exhibit 99.2


            INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S CONSENT

We consent to the incorporation by reference in the Registration Statement of Atari, Inc. on Form S-8 of our report dated June 11, 2004 appearing in this Annual Report on Form 10K of Atari, Inc. for the year ended March 31, 2004.

/s/  DELOITTE & TOUCHE LLP

New York, New York
June 11, 2004